UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant:      X

Filed by a Party other than the Registrant:

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

  X

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

METHODE ELECTRONICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X

No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on September 12, 2013.

METHODE ELECTRONICS, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: July 17, 2013
Date: September 12, 2013 Time: 11:00 AM CDT
Location:	Methode’s Corporate Offices
7401 West Wilson Avenue
Chicago, IL 60706

7401 WEST WILSON AVENUE CHICAGO, IL 60706-4548

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000182790_3 R1.0.0.51160

—— Before You Vote ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. and Annual Report

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 29, 2013 to facilitate timely delivery.

——     How To Vote    ——

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000182790_3 R1.0.0.51160

Voting Items

The Board of Directors recommends
you vote “FOR” the following:

1.	Election of Directors
Nominees
1a.	Walter J. Aspatore
1b.	Warren L. Batts
1c.	J. Edward Colgate
1d.	Darren M. Dawson
1e.	Donald W. Duda
1f.	Stephen F. Gates
1g.	Isabelle C. Goossen
1h.	Christopher J. Hornung
1i.	Paul G. Shelton
1j.	Lawrence B. Skatoff

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	The ratification of the Audit Committee's selection of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending May 3, 2014.

3.	The advisroy approval of Methode’s named executive officer compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000182790_3 R1.0.0.51160

0000182790_3 R1.0.0.51160